SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  September 10, 2012 (September 5, 2012)

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado
Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 5, 2012, Sally Holdings LLC (“Holdings”) and Sally Capital Inc. (together with Holdings, the “Issuers”), both subsidiaries of Sally Beauty Holdings, Inc. (the “Company”), the Company and certain domestic subsidiaries of the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”), pursuant to which the Issuers sold $150,000,000 aggregate principal amount of the Issuers’ 5.75% Senior Notes due 2022 (the “Notes”) to the Underwriter. The Notes are an additional issuance of, are fully fungible with, rank equally with, and form a single series with the Issuers’ $700,000,000 5.75% Senior Notes due 2022 issued on May 18, 2012, and have the same CUSIP number. The closing of the sale of the Notes occurred on September 10, 2012.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Issuers, on the one hand, and the Underwriter, on the other hand, have agreed to indemnify each other against certain liabilities and will contribute to payments the other party may be required to make in respect thereof.

The proceeds from the offering will be used for general corporate purposes.

Indenture

The Notes were issued pursuant to an Indenture (the “Base Indenture”), dated as of May 18, 2012, by and among the Issuers and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), as supplemented by a Supplemental Indenture, dated as of May 18, 2012, by and among the Issuers, the guarantors listed therein and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture provides that interest on the Notes is payable semiannually in arrears on June 1 and December 1 of each year, and the Notes mature on June 1, 2022. Interest on the Notes will accrue from and including May 18, 2012.

Under the Indenture, Holdings has the right to redeem the Notes, in whole or in part, at any time on or after June 1, 2017 initially at 102.875% of their principal amount, plus accrued interest to the redemption date, declining ratably to 100% of their principal amount, plus accrued interest to the redemption date, on or after June 1, 2020. Pursuant to the Indenture, at any time prior to June 1, 2017, the Notes may also be redeemed or purchased (by Holdings or any other person), in whole or in part, at a redemption price equal to 100% of their principal amount plus a make-whole premium as provided in the Indenture, together with accrued and unpaid interest to the redemption date. In addition, prior to June 1, 2015, Holdings has the right to redeem up to 35% of the aggregate principal amount of outstanding Notes with the proceeds from sales of certain kinds of capital stock at a redemption price equal to 105.750% of their principal amount, plus accrued interest to the redemption date. Holdings may make such redemption only if, after any such redemption, at least 65% of the aggregate principal amount of Notes originally issued under the Indenture (including any additional Notes) remains outstanding.

The Indenture contains certain covenants that, among other things, limit Holdings’ ability and the ability of its restricted subsidiaries to incur additional indebtedness, make certain dividends, redeem stock or make other distributions, make certain investments, create liens, transfer or sell assets, merge or consolidate, and enter into transactions with Holdings’ affiliates. Such covenants are subject to a number of important exceptions and qualifications set forth in the Indenture. The Indenture also contains certain customary events of default, including failure to make payments in respect of the principal amount of the Notes, failure to make payments of interest on the Notes when due and payable, failure to comply with certain covenants and agreements and certain events of bankruptcy or insolvency.

An event of default under the Indenture will allow the Trustee or the holders of at least 30% in principal amount of the then outstanding Notes to declare the principal of and accrued but unpaid interest on all Notes due and payable, or in the case of events of default involving bankruptcy, insolvency or reorganization of Holdings, such principal and accrued interest on all Notes will become immediately due and payable without action from the trustee or any holder.

The foregoing descriptions of the Underwriting Agreement and the Indenture, which includes the form Note as an exhibit thereto, do not purport to be complete and are qualified in their entirety by reference to the full text of the applicable agreement. The Underwriting Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this item 1.01. The Base Indenture and Supplemental Indenture were included as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission (the “SEC”) on May 18, 2012 and are incorporated by reference into this Item 1.01.

The Company is filing this Current Report on Form 8-K to file with the SEC certain items related to the offering of the Notes that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-181351).

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the caption “Indenture” in Item 1.01 above and the full text of the Indenture, which is attached hereto as Exhibit 4.1 and Exhibit 4.2, are incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)                                The following Exhibits are filed herewith as part of this report:

4.1                                 Indenture, dated as of May 18, 2012, by and among Sally Holdings LLC, Sally Capital Inc. and Wells Fargo Bank, National Association which is incorporated herein by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 18, 2012

4.2                                 Supplemental Indenture dated as of May 18, 2012, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Wells Fargo Bank, National Association (including the form of Note attached as an exhibit thereto) which is incorporated herein by reference from Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 18, 2012

5.1                                 Legal Opinion of the Company’s Deputy General Counsel

10.1                           Underwriting Agreement, dated as of September 5, 2012, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated

23.1                           Consent of the Company’s Deputy General Counsel (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

September 10, 2012	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Vice President, Deputy General Counsel and Assistant Secretary

Exhibit Number	Description

4.1

Indenture, dated as of May 18, 2012, by and among Sally Holdings LLC, Sally Capital Inc. and Wells Fargo Bank, National Association which is incorporated herein by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 18, 2012

4.2

Supplemental Indenture dated as of May 18, 2012, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Wells Fargo Bank, National Association (including the form of Note attached as an exhibit thereto) which is incorporated herein by reference from Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 18, 2012

5.1	Legal Opinion of the Company’s Deputy General Counsel

10.1	Underwriting Agreement, dated as of September 5, 2012, by and among Sally Holdings LLC, Sally Capital Inc., the guarantors listed therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated

23.1	Consent of the Company’s Deputy General Counsel (included as part of Exhibit 5.1)